UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2023

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices, Zip Code)

(949) 409-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

General

On June 23, 2023, Oncocyte Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) virtually via live webcast at https://web.lumiagm.com/259974801. Present at the Annual Meeting virtually or by proxy were holders of 127,773,283 shares of common stock of the Company, which represented 77.62% of the voting power of all shares of common stock of the Company as of April 24, 2023, the record date for the Meeting.

Proposals

The shareholders of the Company voted on the following proposals at the Annual Meeting, as more fully described in the definitive proxy statement on Schedule 14A relating to the Annual Meeting, which was originally filed with the SEC on May 19, 2023, and subsequently amended and restated by the amendment to the definitive proxy statement on Schedule 14A filed with the SEC on May 22, 2023 (as amended, the “Proxy Statement”):

1.	To elect five (5) directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Joshua Riggs, Andrew Arno, Alfred D. Kingsley, Andrew J. Last and Louis E. Silverman;

2.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023; and

3.	To approve, on an advisory basis, the Company’s named executive officer compensation in fiscal 2022.

Voting Results

The final voting results for each of these proposals at the Annual Meeting are detailed below.

1. Election of Directors

	Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Joshua Riggs	83,530,246	867,017	43,376,020
Andrew Arno	83,418,588	978,675	43,376,020
Alfred D. Kingsley	78,869,742	5,527,521	43,376,020
Andrew J. Last	80,339,227	4,058,036	43,376,020
Louis E. Silverman	82,542,629	1,854,634	43,376,020

Based on the votes set forth above, each director nominee was duly elected to serve until the annual meeting of shareholders to be held in 2024 and until his or her successor is duly elected and qualified.

2. Ratification of Independent Registered Public Accounting Firm

Shares Voted
For	Against	Abstained	Broker Non-Votes
126,399,465	714,459	659,359	0

Based on the votes set forth above, the shareholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023.

3. Advisory Vote to Approve Named Executive Officer Compensation

Shares Voted
For	Against	Abstained	Broker Non-Votes
78,956,918	5,312,531	127,814	43,376,020

Based on the votes set forth above, the shareholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation for fiscal year 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: June 29, 2023	By:	/s/ Joshua Riggs
Joshua Riggs
President and Chief Executive Officer